AMENDMENT, dated as of MAY 1, 2001 to the custody agreements (each an "Agreement"), between the Franklin Templeton funds listed on Schedule A hereto (each a "Fund"), having a place of business at 777 MARINERS' ISLAND BLVD, SAN MATEO, CA 94404, and The Chase Manhattan Bank ("Bank"), having a place of business at 270 Park Ave., New York, N.Y. 10017-2070.

      It is hereby agreed as follows:

      Section 1. Except as modified hereby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

      Section 2. The Agreement is amended by deleting the Mutual Fund Rider thereto and inserting, in lieu thereof, the following Rider:

      I. Add the following after the first sentence of Section 3 of the
Agreement:

      At the request of Fund, Bank may, but need not, add to Schedule B an Eligible Foreign Custodian where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Fund in the event that it elects to add any such entity.

      II.  Add the following language to the end of Section 3 of the
      Agreement:

      (i) The term Subcustodian as used herein shall mean the following:

      (a) a "U.S. Bank," which shall mean a U.S. bank as  defined in rule
      17f-5(a)(7) under the Investment Company Act of 1940,   amended (the
      "1940 Act"); and

      (b) an "Eligible Foreign Custodian," which, as defined in 1940 Act rule 17f-5(a)(1) and (5), shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

      (ii) The term "securities depository" as used herein shall mean the following when referring to a securities depository located:

      (a) outside the U.S,. an "Eligible Securities Depository" which, in turn, shall have the same meaning as in 1940 Act rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt by an SEC exemptive order, rule other appropriate SEC action, except that prior to the compliance date with rule 17f-7 for a particular securities depository the term "securities depository" shall be as defined in (a)(1)(ii)-(iii) of the 1997 amendments to rule 17f-5.

      (b) in the U.S., a "securities depository" as defined in 1940 Act rule 17f-4(a).

      (iii) For purposes of clarity, it is understood and agreed that the term Subcustodian shall not include any securities depository. For purposes of the provisions of the Agreement imposing liability on Bank, the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager.

      III.  Add new Section 15 to the Agreement as follows:

      15.  COMPLIANCE WITH 1940 ACT RULE 17F-5 ("RULE 17F-5").
           ---------------------------------------------------

      (a) Fund's board of directors (or equivalent body) (hereinafter "Board") hereby delegates to Bank, and Bank hereby accepts the delegation to it of, the obligation to perform as Fund's "Foreign Custody Manager" (as that term is defined in rule 17f-5(a)(3)), including for the purposes of: (i) selecting "Eligible Foreign Custodians" (as that term is defined in rule 17f-5(a)(1), as the same may be amended from time to time, or that have otherwise been exempted by SEC exemptive order, rule other appropriate SEC action) to hold Fund's "Foreign Assets," (as that term is defined in rule 17f-5 (a)(2)) and (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in rule 17f-5(c)(2)), and (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

      (b) In connection with the foregoing, Bank shall:

      (i) provide written reports notifying Fund's Board of the placement of Foreign Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Fund's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Fund's foreign custody arrangements but until further notice from Fund requesting a different schedule, such reports shall be provided not less than quarterly in summary form, with a more detailed report annually.

      (ii) exercise such reasonable care, prudence and diligence in performing as Fund's Foreign Custody Manager as a person having responsibility for the safekeeping of Foreign Assets would exercise;

      (iii) in selecting an Eligible Foreign Custodian, first have determined that Foreign Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in rule 17f-5(c)(1)(i)-(iv);

      (iv) determine that the written contract with the Eligible Foreign Custodian requires that the Eligible Foreign Custodian will provide reasonable care for Foreign Assets based on the standards applicable to custodians in the relevant market as provided in rule 17f-5(c)(2); and

      (v) have established a system to monitor the continued appropriateness of maintaining Foreign Assets with particular Eligible Foreign Custodians and performance of the governing contractual arrangements; it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford Foreign Assets reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Fund and shall then act in accordance with the Instructions of Fund with respect to the disposition of the affected Foreign Assets.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Foreign Assets on behalf of Fund with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

      (c) Except as expressly provided herein and in Section 16 hereof, Fund shall be solely responsible to assure that the maintenance of Foreign Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

      (d) Bank represents to Fund that it is a U.S. Bank as defined in rule 17f-5(a)(7). Fund represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the "1940 Act") as the same may be amended from time to time; (2) its Board (or other governing body) has determined that it is reasonable to rely on Bank to perform as Fund's Foreign Custody Manager; and (3) its Board (or other governing body) or its investment adviser shall have determined that Fund may maintain Foreign Assets in each country in which Fund's Foreign Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure, prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Foreign Assets held in custody, and the likelihood of nationalization, currency controls and the like) (collectively ("Country Risk")). Nothing contained herein shall require Bank to make any selection on behalf of Fund that would entail consideration of Country Risk and, except as may be provided in (e) below, to engage in any monitoring of Country Risk.

      (e) Bank shall provide to Fund such information relating to Country Risk as is specified in Schedule C hereto. Fund hereby acknowledges that: (i) such information is solely designed to inform Fund of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information.

      IV.  Add the  following  language  to the end of the first  sentence  of
Section 4(d) of the Agreement: "or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws."

      V.  Add a new Section 16 to the Agreement as follows:

      16.  COMPLIANCE WITH 1940 ACT RULE 17F-7 ("RULE 17F-7").
           --------------------------------------------------

      (a) Bank shall, for consideration by Fund, provide an analysis in accordance with rule 17f-7(a)(1)(i)(A) of the custody risks associated with maintaining Fund's Foreign Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Fund's Foreign Assets at such Depository) and at which any Foreign Assets of Fund are held or are expected to be held. The foregoing analysis will be provided to Fund and its investment adviser(s) ("Adviser") at Bank's Website. In connection with the foregoing, either Fund or Adviser shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its Foreign Assets held. Bank shall monitor the custody risks associated with maintaining Fund's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Fund or Adviser of any material changes in such risks.

      (b) Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 16(a) above.

      (c) Based on the information available to it in the exercise of diligence, Bank shall determine the eligibility under rule 17f-7 of each depository before including it on Appendix 1-B hereto and shall promptly advise Fund if any Eligible Securities Depository ceases to be eligible. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in Appendix 1-B hereto, and as the same may be amended on notice to Fund and Adviser from time to time.)

      (d) Bank need not commence performing any of the duties set forth in this
Section 16 prior to March 31, 2001, but Bank shall advise Fund and Adviser if it is prepared to commence such duties prior to such date as to particular depositories.
                            *********************

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


[Fund]                              THE CHASE MANHATTAN BANK



By  /S/ MURRAY L. SIMPSON                 By:  /S/ JOHN K. BARRY
    --------------------------                --------------------------

Name:    Murray L. Simpson          Name:   John K. Barry
Title:   Vice President             Title:  Vice President
Date:    5/1/01                     Date:     5/3/01

                                   Schedule A

                                    FUND LIST


Franklin Templeton International Trust (7/28/95)
-     Templeton Pacific Growth Fund
-     Templeton Foreign Smaller companies Fund

Franklin Templeton Global Trust (11/15/93)
-     Franklin Templeton Global Currency Fund
-     Franklin Templeton Hard currency Fund

Franklin Global Trust (12/29/00)
-     Franklin Global Growth Fund
-     Franklin Global Aggressive Growth Fund

Franklin Templeton Variable Insurance Products Trust ( 3/15/94)
-    Templeton Developing Market Securities Fund (P49157)
-    Templeton Growth Securities Fund (P49156)
-    Templeton Asset Strategy Fund (P81002)
-    Templeton International Securities Fund (P81021)
-    Templeton International Smaller Companies Fund (P83428)



                                   Schedule C

                       INFORMATION REGARDING COUNTRY RISK


      1. To aid Fund in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Foreign Assets into a country the following information (check items applicable):

A     Opinions of local counsel concerning:

 i. Whether applicable foreign law would restrict the access afforded Fund's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

 ii. Whether applicable foreign law would restrict the Fund's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

 iii. Whether applicable foreign law would restrict the Fund's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

B.    Written information concerning:

   i. The likelihood of expropriation, nationalization, freezes, or confiscation of Fund's assets.

   ii. Whether difficulties in converting Fund's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

C.    A market report with respect to the following topics:

(i) securities regulatory environment, (ii) foreign ownership restrictions,
(iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, (vi) market settlement risk, (vii) Eligible Securities Depositories (including Depository evaluation), if any.

      2. Bank shall furnish the following additional information:

      Market flashes, including with respect to changes in the information in market reports.
                             SECURITIES DEPOSITORIES
                            AS OF SEPTEMBER 27, 2000

                                       10
                                   Schedule B

                        ELIGIBLE SECURITIES DEPOSITORIES

--------------------------------------------------------------------------------
     COUNTRY                 DEPOSITORY                         INSTRUMENTS
--------------------------------------------------------------------------------
ARGENTINA         CVSA                            Equity, Corporate + Government
                  (Caja de Valores S.A.)          Debt
--------------------------------------------------------------------------------
ARGENTINA         CRYL                            Government Debt
                  (Central de Registration y
                  Liquidacion de Instrumentos de
                  Endeudamiento Publico)
--------------------------------------------------------------------------------
AUSTRALIA         AUSTRACLEAR LIMITED             Corporate Debt, Money Market +
                                                  Semi-Government Debt
--------------------------------------------------------------------------------
AUSTRALIA         CHESS                           Equity
                  (Clearing House Electronic
                  Sub-register System)
--------------------------------------------------------------------------------
AUSTRALIA         RITS                            Government Debt
                  (Reserve Bank of
                  Australia/Reserve Bank
                  Information and Transfer System)
--------------------------------------------------------------------------------
AUSTRIA           OEKB                            Equity, Corporate + Government
                  (Oesterreichische Kontrollbank  Debt
                  AG)
--------------------------------------------------------------------------------
BELGIUM           CIK                             Equity + Corporate Debt
                  (Caisse Interprofessionnelle de
                  Depots et de Virements de
                  Titres S.A.)
--------------------------------------------------------------------------------
BELGIUM           NBB                             Government Debt
                  (National Bank of Belgium)
--------------------------------------------------------------------------------
BRAZIL            CBLC                            Equity
                  (Companhia Brasileira de
                  Liquidacao e Custodia)
--------------------------------------------------------------------------------
BRAZIL            CETIP                           Corporate Debt
                  (Central de Custodia e
                  Liquidacao Financiera de
                  Titulos Privados)
--------------------------------------------------------------------------------
BRAZIL                          SELIC             Government Debt
                                -----
                  (Sistema Especial de Liquidacao
                  e Custodia)
--------------------------------------------------------------------------------
BULGARIA          BNB                             Government Debt
                  (Bulgaria National Bank)
--------------------------------------------------------------------------------
BULGARIA          CDAD                            Equity
                  (Central Depository A.D.)
--------------------------------------------------------------------------------
CANADA            CDS                             Equity, Corporate + Government
                  (The Canadian Depository for    Debt
                  Securities Limited)
--------------------------------------------------------------------------------
CHILE             DCV                             Equity, Corporate + Government
                  (Deposito Central de Valores    Debt
                  S.A.)
--------------------------------------------------------------------------------
CHINA, SHANGHAI   SSCCRC                          Equity
                  (Shanghai Securities Central
                  Clearing and Registration
                  Corporation)
--------------------------------------------------------------------------------
CHINA, SHENZHEN   SSCC                            Equity
                  (Shenzhen Securities Clearing
                  Company, Limited)
--------------------------------------------------------------------------------
COLOMBIA          DCV                             Government Debt
                  (Deposito Central de Valores)
--------------------------------------------------------------------------------
COLOMBIA          DECEVAL                         Equity, Corporate + Government
                  (Deposito Centralizado de       Debt
                  Valores de Colombia S.A.)
--------------------------------------------------------------------------------
CROATIA           SDA                             Equity + Government Debt
                  (Central Depository Agency Inc.
                  - Stredisnja depozitarna
                  agencija d.d.)
--------------------------------------------------------------------------------
CROATIA           MINISTRY OF FINANCE OF THE      Short-term debt issued by the
                  REPUBLIC OF CROATIA             Ministry of Finance.
--------------------------------------------------------------------------------
CROATIA           CNB                             Short-term debt issued by the
                  (Croatian National Bank)        National Bank of Croatia.
--------------------------------------------------------------------------------
CZECH REPUBLIC    SCP                             Equity, Corporate + Government
                  (Stredisko cennych papiru)      Debt
--------------------------------------------------------------------------------
CZECH REPUBLIC    CNB                             Government Debt
                  (Czech National Bank)
--------------------------------------------------------------------------------
DENMARK           VP                              Equity, Corporate + Government
                  (Vaerdipapircentralen A/S)      Debt
--------------------------------------------------------------------------------
EGYPT             MCSD                            Equity + Corporate Debt
                  (Misr for Clearing, Settlement
                  and Depository, S.A.E.)
--------------------------------------------------------------------------------
ESTONIA           ECDS                            Equity
                  (Estonian Central Depository for
                  Securities Limited - Eesti
                  Vaatpaberite Keskdepositoorium)
--------------------------------------------------------------------------------
EUROMARKET        DCC                             Euro-CDs
                  (The Depository and Clearing
                  Centre)
--------------------------------------------------------------------------------
EUROMARKET        CLEARSTREAM                     Euro-Debt
                  (Clearstream Banking, S.A.)
--------------------------------------------------------------------------------
EUROMARKET        EUROCLEAR                       Euro-Debt

--------------------------------------------------------------------------------
FINLAND           APK                             Equity, Corporate + Government
                  (Finnish Central Securities     Debt
                  Depository Limited)
--------------------------------------------------------------------------------
FRANCE            SICOVAM                         Equity, Corporate + Government
                  (Societe Interprofessionnelle   Debt
                  pour la Compensation des Valeurs
                  Mobilieres, S.A.)
--------------------------------------------------------------------------------
GERMANY           CLEARSTREAM                     Equity, Corporate + Government
                  (Clearstream Banking AG)        Debt
--------------------------------------------------------------------------------
GREECE            CSD                             Equity + Corporate Debt
                  (Central Securities Depository
                  S.A.)
--------------------------------------------------------------------------------
GREECE            BOG                             Government Debt
                  (Bank of Greece)
--------------------------------------------------------------------------------
HONG KONG         HKSCC                           Equity
                  (Hong Kong Securities Clearing
                  Company Limited)
--------------------------------------------------------------------------------
HONG KONG         CMU                             Corporate + Government Debt
                  (Central Moneymarkets Unit)
--------------------------------------------------------------------------------
HUNGARY           KELER                           Equity, Corporate + Government
                  (Central Depository and         Debt
                  Clearing House - Kosponti
                  Elszamolohaz es Ertektar
                  (Budapest) Rt.)
--------------------------------------------------------------------------------
INDIA             NSDL                            Equity
                  (National Securities Depository
                  Limited)
--------------------------------------------------------------------------------
INDIA             CDSL                            Equity
                  (Central Depository Services
                  (India) Limited)
--------------------------------------------------------------------------------
INDIA             RBI                                Government Debt
                  (Reserve Bank of India)
--------------------------------------------------------------------------------
INDONESIA         KSEI                               Equity
                  (PT Kustodian Sentral Efek
                  Indonesia)
--------------------------------------------------------------------------------
IRELAND           CREST                              Equity + Corporate Debt
                  (CRESTCo Limited)
--------------------------------------------------------------------------------
IRELAND           CBISSO                             Government Debt
                  (Central Bank of Ireland
                  Securities Settlements Office)
--------------------------------------------------------------------------------
ISRAEL            TASE CLEARING HOUSE                Equity, Corporate +
                  (Tel Aviv Stock Exchange           Government Debt
                  Clearing House)
--------------------------------------------------------------------------------
ITALY             MONTE TITOLI S.P.A.                Equity + Corporate Debt
--------------------------------------------------------------------------------
ITALY             BANCA D'ITALIA                     Government Debt
--------------------------------------------------------------------------------
IVORY COAST       DC/BR                              Equity
                  (Le Depositaire Central / Banque
                  de Reglement)
--------------------------------------------------------------------------------
JAPAN             JASDEC                             Equity + Convertible Debt
                  (Japan Securities Depository
                  Center)
--------------------------------------------------------------------------------
JAPAN             BOJ                                Registered Government Debt
                  (Bank of Japan)
--------------------------------------------------------------------------------
KAZAKHSTAN        CSD                                Equity
                  (Central Securities Depository
                   CJSC)
--------------------------------------------------------------------------------
LATVIA            LCD                                Equity, Corporate +
                  (Latvian Central Depository)       Government Debt
--------------------------------------------------------------------------------
LEBANON           MIDCLEAR S.A.L.                    Equity
                  (Custodian and Clearing Center
                  of Financial Instruments for
                  Lebanon and the Middle East
                  S.A.L.)
--------------------------------------------------------------------------------
LITHUANIA         CSDL                               Equity + Government Debt
                  (Central Securities Depository
                  of Lithuania)
--------------------------------------------------------------------------------
LUXEMBOURG        CLEARSTREAM                        Equity
                  (Clearstream Banking S.A.)
--------------------------------------------------------------------------------
MALAYSIA          MCD                                Equity + Corporate Debt
                  (Malaysian Central Depository
                  Sdn. Bhd.)
--------------------------------------------------------------------------------
MAURITIUS         CDS                                Equity + Corporate Debt
                  (Central Depository and
                  Settlement Company Limited)
--------------------------------------------------------------------------------
MEXICO            INDEVAL                            Equity, Corporate +
                  (S.D. INDEVAL S.A. de C.V.)        Government Debt
--------------------------------------------------------------------------------
MOROCCO           MAROCLEAR                          Equity, Corporate +
                                                     Government Debt
--------------------------------------------------------------------------------
NETHERLANDS       NECIGEF                            Equity, Corporate +
                  (Nederlands Centraal Insituut      Government Debt
                  voor Giraal Effectenverkeer B.V.)
--------------------------------------------------------------------------------
NEW ZEALAND       NZCSD                              Equity, Corporate +
                  (New Zealand Central Securities    Government Debt
                  Depository)
--------------------------------------------------------------------------------
NIGERIA           CSCS                               Equity, Corporate +
                  (Central Securities Clearing       Government Debt
                  System Limited)

NORWAY            VPS                                Equity, Corporate +
                  (Verdipapirsentralen)              Debt
--------------------------------------------------------------------------------
OMAN              MDSRC                              Equity
                  (The Muscat Depository and
                  Securities Registration Company,
                  S.A.O.C.)
--------------------------------------------------------------------------------
PAKISTAN          CDC                                Equity + Corporate Debt
                  (Central Depository Company of
                  Pakistan Limited)
--------------------------------------------------------------------------------
PAKISTAN          SBP                                Government Debt
                  (State Bank of Pakistan)
--------------------------------------------------------------------------------
PERU              CAVALI                             Equity, Corporate +
                  (CAVALI ICLV S.A.)                 Government Debt
--------------------------------------------------------------------------------
PHILIPPINES       PCD                                Equity
                  (Philippine Central Depository
                  Inc.)
--------------------------------------------------------------------------------
PHILIPPINES       ROSS                               Government Debt
                  (Bangko Sentral ng Pilipinas /
                  Register of Scripless Securities)

--------------------------------------------------------------------------------
POLAND            NDS                                Equity + Long-Term
                  (National Depository for           Government Debt
                  Securities S.A.)
--------------------------------------------------------------------------------
POLAND            CRT                                Short-Term Government Debt
                  (Central Registry of
                  Treasury-Bills)
--------------------------------------------------------------------------------
PORTUGAL          CVM                                Equity, Corporate +
                  (Central de Valores Mobiliarios    Government Debt
                  e Sistema de Liquidacao e
                  Compensacao)
--------------------------------------------------------------------------------
ROMANIA           SNCDD                              Equity
                  (National Company for Clearing,
                  Settlement and Depository for
                  Securities)
--------------------------------------------------------------------------------
ROMANIA           BSE                                Equity
                  (Bucharest Stock Exchange
                  Registry)
--------------------------------------------------------------------------------
RUSSIA            VTB                                Government Debt (Ministry
                  (Vneshtorgbank)                    of Finance Bonds)
--------------------------------------------------------------------------------
RUSSIA            NDC                                Equity, Corporate +
                  (National Depository Centre)       Government Debt
--------------------------------------------------------------------------------
RUSSIA            DCC                                Equity
                  (Depository Clearing Company)
--------------------------------------------------------------------------------
SINGAPORE         CDP                                Equity + Corporate Debt
                  (The Central Depository (Pte)
                  Limited)
--------------------------------------------------------------------------------
SINGAPORE         SGS                                Government Debt
                  (Monetary Authority of Singapore
                  / Singapore Government
                  Securities Book-Entry System)
--------------------------------------------------------------------------------
SLOVAK REPUBLIC   SCP                                Equity, Corporate +
                  (Stredisko cennych papierov SR     Government Debt
                  Bratislava, a.s.)
--------------------------------------------------------------------------------
SLOVAK REPUBLIC   NBS                                Government Debt
                  (National Bank of Slovakia)
--------------------------------------------------------------------------------
SLOVENIA          KDD                                Equity + Corporate Debt
                  (Centralna klirinsko depotna
                  druzba d.d.)
--------------------------------------------------------------------------------
SOUTH AFRICA      CDL                                Corporate + Government Debt
                  (Central Depository (Pty) Limited)
--------------------------------------------------------------------------------
SOUTH AFRICA      STRATE                             Equity
                  (Share Transactions Totally
                  Electronic)
--------------------------------------------------------------------------------
SOUTH KOREA       KSD                                Equity, Corporate +
                  (Korea Securities Depository)      Government Debt
--------------------------------------------------------------------------------
SPAIN             SCLV                               Equity + Corporate Debt
                  (Servicio de Compensacion y Liquidacion de Valores, S.A.)
--------------------------------------------------------------------------------
SPAIN             CBEO                               Government Debt
                  (Banco de Espana / Central Book
                  Entry Office)
--------------------------------------------------------------------------------
SRI LANKA         CDS                                Equity
                  (Central Depository System
                  (Private) Limited)
--------------------------------------------------------------------------------
SWEDEN            VPC                                Equity, Corporate +
                  (Vardepapperscentralen AB)         Government Debt
--------------------------------------------------------------------------------
SWITZERLAND       SIS                                Equity, Corporate +
                  (SIS SegaInterSettle AG)           Government Debt
--------------------------------------------------------------------------------
TAIWAN            TSCD                              Equity + Government Debt
                  (Taiwan Securities Central
                  Depository Co., Ltd.)
--------------------------------------------------------------------------------
THAILAND          TSD                               Equity, Corporate +
                  (Thailand Securities Depository   Government Debt
                  Company Limited)
--------------------------------------------------------------------------------
TUNISIA           STICODEVAM                        Equity + Corporate Debt
                  (Societe Tunisienne
                  Interprofessionnelle pour la
                  Compensation et le Depot des
                  Valeurs Mobilieres)
--------------------------------------------------------------------------------
TURKEY            TAKASBANK                         Equity + Corporate Debt
--------------------------------------------------------------------------------
TURKEY            CBT                               Government Debt
                  (Central Bank of Turkey)
--------------------------------------------------------------------------------
UNITED KINGDOM    CREST                             Equity + Corporate Debt
                  (CRESTCo Limited)
--------------------------------------------------------------------------------
UNITED KINGDOM    CMO                               Sterling & Euro CDs + CP
                  (Central Moneymarkets Office)
--------------------------------------------------------------------------------
UNITED STATES     DTC                               Equity + Corporate Debt
                  (Depository Trust Company)
--------------------------------------------------------------------------------
UNITED STATES     PTC                               Mortgage Back Debt
                  (Participants Trust Company)
--------------------------------------------------------------------------------
UNITED STATES     FED                               Government Debt
                  (The Federal Reserve Book-Entry
                  System)
--------------------------------------------------------------------------------
URUGUAY           BCU                               Government Debt
                  (Banco Central del Uruguay)
--------------------------------------------------------------------------------
VENEZUELA         BCV                               Government Debt
                  (Banco Central de Venezuela)
--------------------------------------------------------------------------------
ZAMBIA            CSD                               Equity + Government Debt
                  (LuSE Central Shares Depository
                  Limited)
--------------------------------------------------------------------------------
ZAMBIA            BOZ                               Government Debt
                  (Bank of Zambia)
--------------------------------------------------------------------------------